Exhibit 10.10


                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN

                         ------------------------------

                          Stock Option Award Agreement

                         ------------------------------

                                    Award No.
                                             ----

           You (the "Participant") are hereby awarded the following stock option (the "Option") to purchase class A common stock of Capital Trust, Inc. ("the "Company"), subject to the terms and conditions set forth in this Stock Option Award Agreement (this "Award Agreement") and in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan"), which is attached hereto as Exhibit A. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Plan.

1. Variable Terms. This Option shall be controlled by and interpreted according to the following terms, subject to the provisions of the Plan in all instances:

           Name of Participant:
                                             ----------------------------------


           Type of Stock Option:             |_| Incentive Stock Option (ISO)(1)

                                             |_| Non-Incentive Stock Option

           Number of Shares subject to Option:
                                             ----------------------------------

           Option Exercise Price per Share:
                                             ----------------------------------

           Date of Option Grant:
                                             ----------------------------------

           Expiration Date:                  |_| ____ years after Date of Option
                                                 Grant

                                             |_| 10 years after Date of Option
                                                 Grant

           Vesting Schedule: (Establishes the  Participant's  rights to exercise this Option with respect to the Number of Shares stated above.)

                        |_|  ___% on Date of Option Grant.

                        |_| ___% on each of the first __(#) annual (_quarterly/__monthly) anniversary dates of the Participant's Continuous Service after the Date of Option Grant.


__________________________
1 If an ISO is awarded to a person owning more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary, then the term of the Option cannot exceed 5 years and the exercise price must be at least 110% of the Fair Market Value (100% for any other employee who is receiving ISO awards).


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                        |_|  The  Participant  may exercise  this Option  before
                             vesting occurs, in accordance with Section ___ of the Plan.

2. Term of Option. The term of the Option will expire at 5:00 p.m. (E.D.T. or E.S.T., as applicable) on the Expiration Date.

3. Manner of Exercise. The Option shall be exercised in the manner set forth in the Plan. The amount of Shares for which the Option may be exercised is cumulative; that is, if the Participant fails to exercise the Option for all of the Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 5 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.

4. Premature Disposition of an ISO. If the Participant sells or otherwise disposes of Shares acquired upon the exercise of an ISO within 1 year from the date such Shares were acquired or 2 years from the Date of Option Grant, the Participant agrees to deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

5. Termination of Continuous Service. If the Participant's Continuous Service with the Company is terminated for any reason, this Option shall terminate on the date on which the Participant ceases to have any right to exercise the Option pursuant to the terms and conditions set forth in Section 6 of the Plan.

6. Subject to Plan. This Option is subject to all of the terms and conditions of the Plan, and by executing this Award Agreement, the Participant agrees to be bound by all of the Plan's terms and conditions as if it had been set out verbatim in this Award Agreement. In addition, the Participant recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board or of the Committee in their sole and absolute discretion, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including the Participant, his or her heirs, and representatives.

7. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, the Participant may expressly designate a beneficiary (the "Beneficiary") to his or her interest in (including the right to exercise) the Option awarded hereby. The Participant shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit B (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company. The Participant may, at any time, change or revoke such designation. A Beneficiary designation, or revocation of a prior Beneficiary designation, shall be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company. If the Participant does not designate a Beneficiary or the Beneficiary dies prior to the exercise of the Option, the Participant's interest in (including the right to exercise) the Option shall become part of the Participant's estate.

8. Notices. Any notice, payment or communication required or permitted to be given by any provision of this Award Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows:

           (a) if to the Company, at 410 Park Avenue, 14th Floor, New York, NY 10022, to the attention of: Committee administering the Amended and Restated 2004 Long-Term Incentive Plan;

           (b) if to the Participant, at the address set forth below his or her signature on the signature page hereto.

Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

9. Binding Effect. Every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

10. Modifications. This Award Agreement may be modified as follows: (i) to accelerate the rate at which this Award Agreement may be exercised (including without limitation permitting the Award Agreement to be exercised in full without regard to its installment or vesting provisions or to whether the Award Agreement is at the time exercisable, to the extent it has not previously been exercised, (ii) to accelerate the vesting of the Award Agreement, (iii) to extend or renew the Award Agreement, or (iv) to accept the cancellation of the Award Agreement to the extent not previously exercised either for the granting of a new Award Agreement or for other consideration in substitution or replacement hereof.

11. Headings. Headings shall be ignored in interpreting this Award Agreement.

12. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

13. Governing Law. The laws of the State of New York shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto. Any suit with respect to the Award Agreement will be brought in the federal or state courts in the districts which include New York City, New York, and you agree and submit to the personal jurisdiction and venue thereof.

14. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

                                 CAPITAL TRUST, INC.


                                 By: ___________________________________________
                                        A duly authorized Director or Officer


                                 The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.


                                 By: ___________________________________________

                                     Name of Participant: ______________________
                                     Address:___________________________________
                                     ___________________________________________

                                    Exhibit A
                                    ---------

                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN

                                    Exhibit B
                                    ---------

                         Designation of Beneficiary Form

           In connection with the STOCK OPTION AWARD AGREEMENT (the "Award Agreement") entered into on _______________, 200_ between Capital Trust, Inc. (the "Company") and _______________, an individual residing at _______________ (the "Participant"), the Participant hereby designates the person specified below as the beneficiary of the Participant's interest in (including the right to exercise) a stock option to purchase shares of class A common stock of the Company awarded pursuant to the Award Agreement. This designation shall remain in effect until revoked in writing by the Participant.


                  Name of Beneficiary:       ___________________________________

                  Address:                   ___________________________________

                                             ___________________________________

                                             ___________________________________

                  Social Security No.:       ___________________________________


           The Participant understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award Agreement from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Participant, including by delivery to the Company of a written designation of beneficiary executed by the Participant on a later date.


                                             Date:  ____________________________


                                             By:    ____________________________
                                                    [Participant Signature]

Sworn to before me this

____ day of ____________, 200_



______________________________
Notary Public

County of  ___________________

State of   ___________________